UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of Earliest Event Reported): July 23, 2020

REXNORD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware		001-35475	20-5197013
(State or Other Jurisdiction of Incorporation or Organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

511 W. Freshwater Way			53204
Milwaukee,	Wisconsin
(Address of Principal Executive Offices)			(Zip Code)

(414) 643-3739
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock $.01 par value	RXN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Rexnord Corporation (the “Company”) held its Annual Meeting of Stockholders on July 23, 2020. The Company’s stockholders: (i) elected three directors to the Company’s Board of Directors to serve for three-year terms expiring at the Annual Meeting to be held in 2023; (ii) approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement for the Annual Meeting (the “Proxy Statement”); and (iii) ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the transition period from April 1, 2020, to December 31, 2020 (the “Transition Period”). There were 120,139,412 outstanding shares of the Company’s common stock eligible to vote as of May 26, 2020, the record date for the Annual Meeting.

The directors elected to the Company’s Board for terms expiring at the Annual Meeting to be held in 2023, as well as the number of votes cast for, votes withheld and broker non-votes with respect to each of these individuals, are set forth below:

Director	Votes For	Votes Withheld	Broker Non-Votes
Thomas D. Christopoul	112,371,864	1,246,024	1,196,288
John S. Stroup	109,951,898	3,665,990	1,196,288
Peggy N. Troy	111,391,344	2,226,544	1,196,288

The terms of office for the following directors continue until the Annual Meeting in the year set forth below:

Director	Term	Director	Term
Todd A. Adams	2021	Mark S. Bartlett	2022
Theodore D. Crandall	2021	David C. Longren	2022
Rosemary M. Schooler	2021	George C. Moore	2022
Robin A. Walker-Lee	2021

The advisory vote to approve the compensation of the Company’s named executive officers, as disclosed in “Compensation Discussion and Analysis” and “Executive Compensation” in the Proxy Statement, received the following votes:

Votes for approval:	107,951,923
Votes against:	5,529,997
Abstentions:	135,967
Broker Non-Votes:	1,196,288

The proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Transition Period received the following votes:

Votes for approval:	110,730,767
Votes against:	3,952,958
Abstentions:	130,450
Broker Non-Votes:	0

SIGNATURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, Rexnord Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 24th day of July, 2020.

REXNORD CORPORATION

By:	/S/ Patricia M. Whaley
Patricia M. Whaley
Vice President, General Counsel and Secretary

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